UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2015

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter St.
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Stock Purchase Agreement

On June 29, 2015 (the “Agreement Date”), AMAG Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with CBR Holdco, LLC, a Delaware limited liability company (the “Seller”), and CBR Acquisition Holdings Corp., a Delaware corporation (“CBR”). The Stock Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, the Seller agrees to sell, and the Company agrees to purchase, all of the outstanding equity securities of CBR (the “Acquisition”). The Boards of Directors of the Company and CBR, as well as the Board of Managers of the Seller, have approved the Stock Purchase Agreement and the transactions contemplated thereby.  CBR’s wholly-owned subsidiary, CBR Systems, Inc. (“CBR Systems” and together with CBR, the “Acquired Business”), which operates as Cord Blood Registry, is a privately held provider of services for the collection, processing, and long-term cryopreservation of umbilical cord blood and cord tissue stem cells for family use.

Subject to the terms and conditions of the Stock Purchase Agreement, the Company has agreed to pay the Seller an aggregate of $700 million in cash consideration, subject to working capital, net debt and transaction expense adjustments as set forth in the Stock Purchase Agreement.

Pursuant to the terms of the Stock Purchase Agreement, the Seller agrees to indemnify the Company for certain matters, including breaches of specified representations and warranties, covenants included in the Stock Purchase Agreement, specified pre-closing tax claims, and certain claims related to the reimbursement of the Company related to engagement and retainer fees.  Similarly, pursuant to the terms of the Stock Purchase Agreement, the Company agrees to indemnify the Seller for certain matters, including breaches of specified representations and warranties and covenants included in the Stock Purchase Agreement. The maximum liability of each of the Seller and the Company for indemnification claims is limited to $20 million.

The Stock Purchase Agreement contains customary representations, warranties and covenants of the parties, including, among other things, that during the period from the Agreement Date until the earlier of the termination of the Stock Purchase Agreement or the date of the closing of the Acquisition (the “Closing Date”), CBR shall, and shall cause its subsidiaries to, conduct their respective businesses in the ordinary course of business.  In addition, CBR agreed to certain negative covenants customary for a transaction of this type, including, among others, that, subject to customary carve-outs, CBR will not, and will cause its subsidiaries not to (a) authorize, issue, sell or deliver any of its subsidiaries’ equity securities, (b) increase employee compensation or other benefits or adopt, amend, terminate or materially increase the benefits under any employee plan, (c) make any distribution or declare any dividend, other than any paid solely in cash, (d) authorize or effect any recapitalization, reclassification, equity split or like change, (e) enter into any merger or consolidation or undertake any liquidation or other dissolution, (f) make any redemption of, purchase or otherwise acquire any units or shares, (g) acquire any other business, make certain capital expenditures or incur any indebtedness, (h) commence or settle certain proceedings, (i) make or change any material tax election, or (j) effect or publicly announce any intention to change product or services pricing.

The Stock Purchase Agreement also contains customary conditions to closing, including, among other things, receipt of required antitrust approvals, the representations and warranties of the Seller, CBR and the Company being true and correct at the closing, subject to materiality, material adverse effect and de minimis qualifiers, each as detailed in the Stock Purchase Agreement, and the absence of any material adverse changes affecting the Seller and CBR.  Receipt of financing by the Company is not a condition to the Company’s obligations under the Stock Purchase Agreement; however, the Stock Purchase Agreement does provide that the Company shall have a 15 business day marketing period after receipt of certain financial information from CBR (with customary exclusions for holidays) to obtain financing to fund a portion of the consideration, and CBR has agreed to use its reasonable best efforts to cooperate with the Company in the Company’s efforts to obtain such financing, including the preparation and delivery of certain audited financial information and assistance in preparing certain pro forma financial information.

The Stock Purchase Agreement provides for limited termination rights, including, among others, by the mutual consent of the Company and the Seller; upon certain breaches of representations, warranties, covenants or agreements; and in the event the Acquisition has not been consummated before October 28, 2015.

The above description of the Stock Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto.

Commitment Letter

Pursuant to the Stock Purchase Agreement, the Company is obligated to obtain financing to fund a portion of the consideration in respect of the Acquisition.

Concurrently with the execution and delivery of the Stock Purchase Agreement, Jefferies Finance LLC and Barclays Bank PLC (collectively, the “Joint Lead Arrangers”) entered into a commitment letter with the Company (the “Commitment Letter”) pursuant to which the Joint Lead Arrangers and additional lenders (together, the “Lenders”) have committed to provide (i) a senior secured term loan facility of up to $350.0 million (the “Term Loan Facility”) and (ii) senior unsecured increasing rate loans (the “Bridge Loans”)  in an aggregate principal amount of up to $450.0 million under a senior unsecured bridge loan facility (the “Bridge Loan Facility” and together with the Term Loan Facility, the “Debt Financing”), in each case, subject to the conditions set forth in the Commitment Letter. These conditions are described in more detail below. If the Company decides to enter into the Debt Financing, the Company would use the proceeds of the Term Loan Facility and the Bridge Loan Facility to (i) pay a portion of the consideration, (ii) pay various fees and expenses incurred in connection with the Acquisition and the Debt Financing, and (iii) repay certain indebtedness of the Company, CBR and their subsidiaries ((i) through (iii) collectively referred to as the “Financial Obligations”). The Company may also fund a portion of the Financial Obligations using cash on hand and other available sources of funding, including through the issuance and sale of senior unsecured notes (the “Notes”) and the issuance and sale of equity or equity-linked securities, which would reduce the amount of the Term Loan Facility and/or Bridge Loan Facility.

The obligations of the Lenders to provide the financing under the Commitment Letter for the Debt Financing are subject to a number of conditions (including conditions that do not relate directly to the Stock Purchase Agreement), including, among others: (i) consummation of the Acquisition in accordance with the Stock Purchase Agreement (without giving effect to any amendments, modifications or waivers to the Stock Purchase Agreement that are materially adverse to the interests of the Joint Lead Arrangers or the Lenders without the prior written consent of the Joint Lead Arrangers); (ii) a 15 business day marketing period (with customary exclusions for holidays) for the Lead Arrangers to syndicate the Term Loan Facility, (iii) the Company using its best efforts to cause the Notes to be issued and sold, (iv) that since the date of the Commitment Letter, there has been no material adverse effect on the Acquired Business; (v) delivery of certain customary historical and pro forma financial statements with respect to the Company and the Acquired Business; (vi) payment of all costs, fees, expenses and other compensation in connection with the Debt Financing; (vii) delivery of definitive loan documentation and certain customary closing documents; and (viii) the accuracy of certain customary representations and warranties.

The Commitment Letter expires on the earliest of (i) the date that is five business days after the valid termination of the Stock Purchase Agreement, (ii) the closing of the Acquisition (unless the Lenders have failed to fund in breach of their obligations under the Commitment Letter) and (iii) October 26, 2015.

The Term Loan Facility amortizes in quarterly installments over the term of the Term Loan Facility, is secured by substantially all assets of the Company and its subsidiaries and is guaranteed by certain of the Company’s subsidiaries. In addition, the terms of the Term Loan Facility commitment include the following, without limitation: (i) mandatory prepayment provisions from excess cash flow, certain debt issuances and certain dispositions, (ii) uncommitted incremental facilities, and (iii) customary representations and warranties, affirmative and negative covenants, and events of default.

The Bridge Loan Facility is unsecured, is guaranteed by certain of the Company’s subsidiaries and matures one year from the initial date of funding (the “Bridge Loan Maturity Date”).  If the Bridge Loans have not been repaid prior to the Bridge Loan Maturity Date, they shall automatically be converted into senior unsecured term loans (“Extended Term Loans”) with a maturity date on the seventh anniversary of the Bridge Loan Maturity

Date. Under certain circumstances, at the option of the Joint Lead Arrangers, the Extended Term Loans may be exchanged for exchange notes. In addition, the terms of the Bridge Loan Facility include the following, without limitation: (i) mandatory prepayment provisions from the proceeds of any offering of the Notes or other debt securities, certain debt issuances and certain dispositions and (ii) customary representations and warranties, affirmative and negative covenants, and events of default.

Pursuant to the Commitment Letter and in accordance with the terms of a fee letter entered into among the Joint Lead Arrangers and the Company, the Joint Lead Arrangers expect to receive certain customary fees, some of which are based on their pro rata participation under the Commitment Letter, from the Company, including certain fees payable depending on various circumstances and contingencies. In addition, the fee letter includes certain “market-flex” provisions.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)

On June 23, 2015, Scott A. Holmes informed the Company of his intention to resign as Senior Vice President, Finance and Investor Relations, Chief Accounting Officer and Treasurer of the Company. Frank E. Thomas, the Company’s President and Chief Operating Officer, will assume Mr. Holmes’ roles as the Company’s “principal financial officer” and “principal accounting officer” on an interim basis, effective immediately.  Mr. Holmes is leaving the Company to pursue another opportunity. He will stay with the Company through July 23, 2015 to assist with transition matters and the financial close of the fiscal quarter.

Mr. Thomas, age 45, joined the Company as Executive Vice President and Chief Financial Officer in August 2011.  In November 2011, Mr. Thomas was appointed the Company’s Chief Operating Officer and Executive Vice President.  In April 2015, he was appointed President and Chief Operating Officer. From November 2011 to May 2012, he also served as the Company’s interim President and Chief Executive Officer. During his 19-year career, Mr. Thomas has held a variety of senior executive roles in the life sciences industry, including as senior vice president, chief operating officer and chief financial officer for Molecular Biometrics, a medical diagnostics company, from 2008 to 2011.

Item 7.01.  Regulation FD.

On June 29, 2015 the Company issued a press release announcing the execution of the Stock Purchase Agreement.  A copy of the press release is furnished as Exhibit 99.1.

The Company will host a live webcast with audio and slides, to review the transaction at 8:00 a.m. Eastern Time, on June 29, 2015.  The webcast will be available to the public on the Investors section of the Company’s website at http://www.amagpharma.com.  A replay of the webcast and related materials will be available at the site.  The slide presentation is furnished as Exhibit 99.2.

The information included in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to, statements regarding the proposed Acquisition, including the consideration to be paid and the terms and conditions thereof, and the other transactions contemplated by the Stock Purchase Agreement; the Company’s expectations regarding the financing and its Commitment with the Lenders and the issuance of the Notes are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.  Statements about the Company’s or CBR’s past financial results do not, and are not meant to, predict future results.  The Company can provide no assurance that such results and performance will continue.  For the avoidance of doubt, any statements in this report that relate to the Acquisition are forward-looking statements within the meaning of the PSLRA and other federal securities laws.

Such risks and uncertainties include, among others, (1) the possibility that the closing conditions set forth in the Stock Purchase Agreement, including those conditions related to antitrust clearance, will not be met and that the parties will be unable to consummate the proposed Acquisition, (2) the chance that, despite having a commitment in place, the Company will be unable to secure financing, or financing on satisfactory or anticipated terms, in amounts sufficient to consummate the Acquisition and the possibility that such financing may have a dilutive effect on the Company’s current stockholders, (3) the possibility that, if the Acquisition is consummated, the Company may not realize the expected benefits, synergies and opportunities anticipated in connection with the Acquisition, including that the Acquisition will further diversify the Company’s revenue base, be immediately accretive to adjusted EBITDA, and result in expected annual synergies of approximately $15 million annually, (4) the challenges of integrating the CBR into the Company’s organization, including CBR’s commercial team, as well as the Company’s ability to retain key CBR talent and the resulting disruptions to the Company’s and CBR’s operations if it fails to do so, (5) the Company’s ability to successfully continue the CBR business, including as a result of CBR’s service based business model, the market for stem cell research and the need for strategic pricing skills to optimize the forward looking business, (6) the potential for stem cell science and its recognition, adoption and utility among the medical community, (7) the ethical, legal and social implications of stem cell research, and the possibility that negative public opinion about stem cell therapy may damage public perception of the Company’s overall business and (8) such other risks identified in the Company’s Securities and Exchange Commission (the “SEC”) filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of June 29, 2015, by and among CBR Holdco, LLC, CBR Acquisition Holdings Corp. and AMAG Pharmaceuticals, Inc.*
99.1	Press Release of AMAG Pharmaceuticals, Inc. issued on June 29, 2015.**
99.2	Investor Presentation by AMAG Pharmaceuticals, Inc., dated June 29, 2015.**

*  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedule so furnished.  A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.
By:	/s/ William K. Heiden
William K. Heiden
Chief Executive Officer

Date: June 29, 2015

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of June 29, 2015, by and among CBR Holdco, LLC, CBR Acquisition Holdings Corp. and AMAG Pharmaceuticals, Inc.*
99.1	Press Release of AMAG Pharmaceuticals, Inc. issued on June 29, 2015.**
99.2	Investor Presentation by AMAG Pharmaceuticals, Inc., dated June 29, 2015.**

*  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedule so furnished.  A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

** Furnished herewith.